Exhibit 99.1

XCF Global Capital, Inc. To Go Public Through Business Combination with Focus Impact BH3 Acquisition Co.

•	The newly formed holding company is expected to be listed on the NYSE or Nasdaq
•	Strong regulatory and market tailwinds for sustainable fuels, driving supply and demand for Sustainable Aviation Fuel (“SAF”)
•	XCF Global intends to be a leading producer of SAF in North America
•	XCF Global will be positioned as a public pure-play SAF producer in the US, distinguishing itself from peers that are predominantly legacy crude oil refiners
•	Implied pro forma enterprise value of the combined company of $1.84 billion

Reno, NV, and New York, NY, March 12, 2024 – XCF Global Capital, Inc. (“XCF,” “XCF Global,” or the “Company”), a pioneer aiming to expand the market for SAF and other clean-burning biofuels, and Focus Impact BH3 Acquisition Co. (“Focus Impact BH3”) (Nasdaq: BHAC), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive Business Combination Agreement dated March 11, 2024 (the “Business Combination Agreement”), which is expected to result in a newly formed holding company of XCF becoming a publicly-listed company on NYSE or Nasdaq.

XCF Global intends to be a leading producer of SAF with an initial annualized production capacity of 38 million gallons following the close of its acquisition of New Rise Renewables, which owns a flagship plant and adjacent site in Reno, Nevada. The acquisition of New Rise Renewables is expected to be completed in 2024 and the business combination with Focus Impact BH3 is conditioned on its completion.

The Company expects to rapidly scale by acquiring more strategically located, smaller-footprint sites and quickly converting them into SAF production facilities. To this end, XCF recently acquired two strategic locations in Wilson, North Carolina and Ft. Myers, Florida, which, upon conversion to SAF production, should further increase the combined company’s capacity to over 150 million gallons per year of pure SAF within the next 5 years. On a blended basis, XCF could produce over 200 million gallons of jet-ready SAF from each of these four sites, or in aggregate nearly one billion gallons of blended SAF per year. From feedstock to wing, XCF is committed to accelerating the development of this market.

“At XCF, we see tremendous growth potential from SAF and renewables and we are very bullish on the sector,” said Mihir Dange, CEO of XCF Global. “We live in an exciting time with so many compelling green energy platforms racing to reduce the globe’s carbon footprint. We are in the very beginning stages of SAF in the United States and XCF is committed to being a leader in this space. Our goal is to change the world for the better while delivering world class returns. We welcome strategic relationships and discussions with all the carriers in this industry and look forward to further defining this landscape.”

“Focus Impact BH3 is proud to be part of this exciting business combination with XCF Global,” said Carl Stanton, CEO of Focus Impact BH3 Acquisition Co. “Our partnership with XCF and their dedication to catalyzing the sustainable fuel industry is an example of our commitment to investing in socially forward companies. Together, we aim to accelerate XCF’s growth to become one of America’s leading SAF producers, where we can contribute to reducing the aviation sector’s global carbon footprint and help to build a company that creates significant growth and value for its investors over time.”

SAF is key to helping the aviation industry reduce its carbon footprint and contribute to a reduction in global warming. SAF allows for an impressive reduction of up to 80% in carbon emissions over the lifecycle of the fuel compared to traditional jet fuel it replaces, depending on the sustainable feedstock used, production method and the supply chain to the airport.

In September 2021, the US Government launched the Sustainable Aviation Fuel Grand Challenge, an ambitious partnership between the U.S. Departments of Energy, Transportation, Agriculture, and other federal government agencies to put the aviation sector on a pathway to full decarbonization by 2050. The Grand Challenge intends to accelerate the research, development, demonstration, and deployment needed to scale up the production of SAF to 35 billion gallons per year by 2050, with an interim goal of at least three billion gallons per year by 2030.

XCF Global Highlights:

•
Strong regulatory and market tailwinds for sustainable fuels – Shift in customer sentiment and new regulatory policies in the US and Europe provide massive tailwinds for both SAF supply and demand, driving a need for additional plants

•	Early mover advantage – Will be positioned as the sole public, pure-play SAF producer in the US, distinguishing itself from peers that are predominantly legacy crude oil refiners

•
Outstanding business model with a differentiated design – Strategic use of non-food free fatty acids and modular plant design intended to facilitate rapid expansion to capitalize on robust demand for eco-friendly drop-in fuels

•
Cash flow visibility – Long-term agreement in place with Fortune 50 company to provide non-food feedstock and offtake of renewable fuels (in process of extending to SAF), providing cash flow visibility and stability

•
Proven technology and feedstock sourcing – Feedstock-agnostic pretreatment technology combined with non-food feedstock sourcing capabilities enables flexibility, cutting supply costs and mitigating risks from supply volatility by using cost-effective, varied inputs

•	Experienced management team – The leadership team brings experience in engineering and operations from various sectors including energy and commodities

Proposed Transaction Overview

Existing XCF shareholders are anticipated to roll 100% of their equity ownership and will own a pro forma equity ownership of approximately 91.4% in the newly combined entity. The proposed transaction implies a pro forma enterprise value for the combined company of $1.84 billion. Each of XCF Global’s and Focus Impact BH3’s Board of Directors have approved the proposed business combination, which is anticipated to close in the second half of 2024, subject to customary closing conditions being satisfied.

Additional information about the proposed business combination, including a copy of the agreement and plan of merger, will be provided in a Current Report on Form 8-K to be filed by Focus Impact BH3 with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov and the description of the transaction is qualified in its entirety by the information set forth therein.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, acted as exclusive financial advisor and joint capital markets advisor to XCF Global Capital. Height Capital Markets served as joint capital markets advisor to XCF Global Capital. BTIG, LLC acted as capital markets advisor to Focus Impact BH3. Stradley Ronon Stevens & Young, LLP and Kirkland & Ellis LLP served as legal counsel to XCF Global Capital and Focus Impact BH3, respectively.

Investor Conference Call Information

XCF Global and Focus Impact BH3 will host a joint investor conference call today, March 12, 2024, at 9:00 AM ET, to discuss the proposed transaction. Participants can register for the conference call at the following registration link. Upon registering, a calendar booking will be provided by email including the dial-in details and a unique PIN to access the call. Using this process will by-pass the operator and avoid the call queue. Registration will remain open until the end of the conference call.

Participants who prefer to dial-in and speak with an operator, can access the call by dialing 1-800-319-4610 or 604-638-5340. It is recommended that you call 10 minutes before the scheduled start time. After the call, an audio recording will be made available via telephone for one month until end of day April 11, 2024. The recording can be accessed by dialing 1-855-669-9658 or +1-412-317-0088 and using the access code 0749#.

About XCF Global Capital, Inc.

XCF Global leads the charge in producing Sustainable Aviation Fuel (“SAF”), committed to reducing the global carbon footprint through expanding the market for clean-burning, sustainable biofuels. The Company is developing and operating state-of-the-art clean fuel SAF production facilities engineered to the highest levels of compliance, reliability, and quality.

About Focus Impact BH3 Acquisition Co.

Focus Impact BH3 Acquisition Co. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Focus Impact BH3 is sponsored by Focus Impact Partners, LLC, a private investment firm dedicated to bringing capital and expertise to socially forward companies and helping those companies realize their growth and development objectives.

Forward Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, Focus Impact BH3’s and XCF’s expectations with respect to future performance and anticipated financial impacts of the business combination and the acquisition of New Rise, estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of the closing conditions to the business combination and the New Rise acquisition and the timing of the completion of the business combination and the New Rise acquisition, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Focus Impact BH3 and its management, and XCF and its management, as the case may be, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) the amount of redemptions by Focus Impact BH3’s public stockholders in connection with the Business  Combination; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with respect to the business combination or the New Rise acquisition or with regard to the Company’ s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against Focus Impact BH3, XCF, the combined company or others; (5) the inability of the parties to successfully or timely consummate the business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of stockholders is not obtained; (6) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations; (7) the inability of XCF to successfully or timely consummate the New Rise acquisition, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination; (8) the ability to meet stock exchange listing standards following the consummation of the business combination; (9) the ability of XCF to integrate the operations of New Rise and implement its business plan on its anticipated timeline, including the inability to launch operations in the New Rise plant in Reno, Nevada in the near future; (10) the risk that the proposed transactions disrupt current plans and operations of Focus Impact BH3 or XCF as a result of the announcement and consummation of the proposed transactions; (11) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the proposed transactions; (13) changes in applicable laws or regulations; (14) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (15) the possibility that Focus Impact BH3, XCF or the combined company may be adversely affected by other economic, business, and/or competitive factors; (16) the availability of tax credits and other federal, state or local government support (17) risks relating to XCF’s and New Rise’s key intellectual property rights; and (18) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus relating to the initial public offering of Focus Impact BH3 Acquisition Company, dated October 4, 2021, and other filings with the SEC, including the registration statement on Form S-4 to be filed with the SEC by Focus Impact BH3 or a successor entity in connection with the transaction (the “Registration Statement”). If any of the risks actually occur, either alone or in combination with other events or circumstances, or Focus Impact BH3’s or XCF’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Focus Impact BH3 or XCF does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Focus Impact BH3’s or XCF’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing Focus Impact BH3’s or XCF’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While Focus Impact BH3 or XCF may elect to update these forward-looking statements at some point in the future, Focus Impact BH3 and XCF specifically disclaim any obligation to do so.

No Offer or Solicitation

This Press Release relates to the business combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the business combination, Focus Impact BH3 and XCF intend to prepare, and Focus Impact BH3 (or a newly-formed successor entity) intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the securities to be issued in connection with the business combination, a proxy statement with respect to the stockholders’ meeting of Focus Impact BH3 to vote on the business combination and certain other related documents. Investors, securityholders and other interested persons are urged to read, when available, the preliminary proxy statement/prospectus in connection with Focus Impact BH3’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination (and related matters) and general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about Focus Impact BH3, XCF and the business combination. When available, Focus Impact BH3 will mail the definitive proxy statement/prospectus and other relevant documents to its stockholders as of a record date to be established for voting on the business combination. This Press Release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Focus Impact BH3 will send to its stockholders in connection with the business combination. Once the Registration Statement is declared effective, copies of the Registration Statement, including the definitive proxy statement/prospectus and other documents filed by Focus Impact BH3, XCF or a newly formed successor entity with the SEC, may be obtained, free of charge, by directing a request to Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Focus Impact BH3 (and any newly-formed successor entity) and its directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies of Focus Impact BH3’s stockholders in connection with the business combination under SEC rules. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Focus Impact BH3’s stockholders in connection with the business combination will be in the Registration Statement and the proxy statement/prospectus included therein, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Focus Impact BH3’s directors and officers in Focus Impact BH3’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC, which will include the proxy statement/prospectus of Focus Impact BH3 for the business combination.

XCF and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Focus Impact BH3 in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement/prospectus of Focus Impact BH3 for the business combination when available.

You may obtain free copies of these documents as described in the paragraph “Important Additional Information Regarding the Transaction Will Be Filed With the SEC.”
Contacts

XCF Global Capital, Inc.:
invest@xcf.global

Focus Impact BH3 Acquisition Co.:
info@focus-impact.com

For Media:
Alyssa Barry
alyssa@irlabs.ca